SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 24, 2003

(Date of earliest event reported)

ST. FRANCIS CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 0-21298

WISCONSIN	39-1747461

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

13400 Bishops Lane, Suite 350 Brookfield, Wisconsin	53005-6203

(Address of principal executive offices)	(Zip Code)

(262) 787-8700

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release Re: Regulatory Approval
EX-99.2 Press Release Re: 4th Qtr. Earnings

ITEM 5. OTHER EVENTS.

On October 24, 2003, St. Francis Capital Corporation (STFR) and MAF Bancorp, Inc. (MAFB) announced in a press release that STFR and MAFB have received all regulatory approvals in connection with MAFB’s acquisition of STFR. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	N/A

(b)	N/A

(c)	Exhibit No.	Description

	99.1	Press Release, dated October 24, 2003, relating to receipt of regulatory approval.
	99.2	Press Release, dated October 24, 2003, relating to fourth quarter and fiscal year earnings and quarterly dividend.

ITEM 12. RESULTS OF OPERATIONS AND FIANCIAL CONDITION.

On October 24, 2003, STFR issued a press release announcing STFR’s fourth quarter and fiscal year earnings and quarterly dividend. A copy of STFR’s press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. FRANCIS CAPITAL CORPORATION

Date: October 24, 2003	By:	/s/ Jon D. Sorenson

Jon D. Sorenson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 24, 2003, relating to receipt of regulatory approval.
99.2	Press Release, dated October 24, 2003, relating to fourth quarter and fiscal year earnings and quarterly dividend.